Smith Group Large Cap Core Growth Fund
Schedule of Investments
June 30, 2020 (Unaudited)

Other Assets and Liabilities, Net - 100.0%*	2,452,420
Total Net Assets - 100.0%	$2,452,420

*
On May 15, 2020, the Fund announced that the Fund would be liquidated on or around June 30, 2020, and the Fund would immediately begin an orderly transition of the Fund’s portfolio securities to cash and cease investing its assets in accordance with its investment objective and policies.  The Fund ultimately liquidated on July 6, 2020.